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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): March 30, 2000


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                     1-7882               94-1692300
           --------                     ------               ----------
(State or other jurisdiction          (Commission          (I.R.S. Employer
       of incorporation)              File Number)        Identification No.)



          One AMD Place,
          P.O. Box 3453
      Sunnyvale, California                                   94088-3453
      ---------------------                                   ----------
(address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
 including area code:                                       (408) 732-2400
                                                            --------------
                                  Page 1 of 4


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Item 5.  Other Events.
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          On March 30, 2000, AMD announced that it will retain its Network
Products Division, which supplies integrated circuits for data communications and computer connectivity. The Company said that Donaldson, Lufkin & Jenrette and Saloman Smith Barney remain engaged for the purpose of selling the assets of its Communications Products Division, which provides integrated circuits for telecommunications infrastructure applications. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

(c)  Exhibits

          Number        Exhibit
          ------        -------

          99.1    Press release dated March 30, 2000.

                                       2


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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          ADVANCED MICRO DEVICES, INC.



Date:  April 3, 2000                 By: /s/ Francis P. Barton
                                         ____________________________
                                         Francis P. Barton
                                         Senior Vice President, Chief Financial
                                         Officer

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                                 Exhibit Index
                                 -------------


     Number         Exhibit
     ------         -------

     99.1      Press release dated March 30, 2000.

                                       4